INVESTOR PRESENTATION Q3 2023 Disclaimer This communication contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and may contain words such as “believe,” “anticipate,” “expect,” “estimate,” “intend,” “project,” “plan,” or words or phrases with similar meaning. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward-looking statements contained in this presentation relate to, among other things, the Company’s projected financial performance and operating results, including projected revenue, Adjusted Gross Profit and Adjusted EBITDA. Forward-looking statements are based on current expectations, forecasts and assumptions that involve risks and uncertainties, including, but not limited to, the market for programmatic advertising developing slower or differently than the Company’s expectations, the demands and expectations of clients and the ability to attract and retain clients and other economic, competitive, governmental and technological factors outside of the Company's control, that may cause the Company's business, strategy or actual results to differ materially from the forward-looking statements. The Company does not intend and undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by applicable law. Investors are referred to AdTheorent's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K and any subsequent filings on Forms 10-Q or 8-K, for additional information regarding the risks and uncertainties that may cause actual results to differ materially from those expressed in any forward-looking statement. November 7, 2023 Exhibit 99.2

INVESTMENT HIGHLIGHTS & MISSION Pages 3-4 ADTHEORENT’S ML ADVANTAGE Pages 8-10 ADTHEORENT TECHNOLOGY PLATFORM Pages 15-16 GO-TO-MARKET Pages 17-20 KEY GROWTH DRIVERS Pages 21-28 HISTORY OF PROFITABLE GROWTH Pages 29-34 Table of Contents MARKET OPPORTUNITY Pages 5-7 APPENDIX Pages 35-42 ADTHEORENT OVERVIEW Pages 11-14

Investment Highlights and Differentiation Investment Highlights & Mission Page 3 Large and growing omni-channel programmatic advertising opportunity Industry-leading machine learning platform for advertising Award-winning AI/ML technology developed by world class technology and data science organization Privacy leadership; user ID independence Diversified client roster of large, repeat brands and agencies; history of success over competitors Industry-leading campaign performance leveraging predictive solutions New Self-Service model more than doubles AdTheorent’s Total Addressable Market (TAM) Demonstrated attractive growth profile and profitability

AdTheorent is dedicated to making programmatic advertising more valuable and efficient for marketers through deployment of advanced machine learning technology and data science solutions, leading the programmatic advertising industry into a privacy-forward future not dependent on ID-based user retargeting. Investment Highlights & Mission Page 4 MISSION STATEMENT

AdTheorent primarily targets the fast-growing, $100B+ Programmatic Media Market in the U.S. CAGR: 10.1% ($ in Bn) Programmatic Media Market Growth Drivers Emerging platforms and channels; diversified ad formats Data privacy and regulation; demand for ID-independent solutions Cross-device targeting, measurement and attribution Quality and brand safety (eliminate waste) Alliances with publishers, data and technology providers; brands want help Global expansion; privacy opportunities Programmatic Digital Display Ad Spending US 2021-2025 Market Opportunity Page 5 Source: Insider Intelligence | eMarketer, April 2023 Note: digital display ads transacted or fulfilled via automation, including everything from publisher-erected APIs to more standardized RTB technology; includes native ads and ads on social networks like Facebook and Twitter; includes advertising that appears on desktop and laptop computers as well as mobile phones, tablets and other internet-connected devices MARKET OPPORTUNITY

The Digital Advertising opportunity is bigger than Social Media Brands only running on social platforms are missing 85% of consumer’s time spent with digital media. AdTheorent connects brands to consumers across all digital activities 8 hours, 39 minutes average time spent with digital media per day Gaming Browsing (i.e. search, shopping) INCLUDES: Source: eMarketer 2022 DIGITAL ACTIVITIES Reading News E-mail Voice/Video Chats 21% Connected TV 15% Social Media 21% Connected TV 15% Social Media Market Opportunity Page 6

AdTheorent leverages proprietary machine learning technology to activate across the entire biddable advertising ecosystem Market Opportunity Page 7 DEMAND SIDE PLATFORM (DSP) + ADVERTISERS Brands & Agencies SUPPLY SIDE PLATFORMS (SSP) PUBLISHERS CONSUMERS “WALLED GARDEN” PLATFORMS Privacy Forward AI/Machine Learning Platform THE “OPEN” INTERNET

01. There is a user visiting the site. 02. Do you want to place an ad? AdTheorent’s ML Advantage Page 8 IF User ID = in audience123 IF User ID = visited website THEN Yes IF User ID = within geo location THEN Yes THEN Yes AD SERVER Most advertising relies on a few data points to determine whether to serve an ad. INDUSTRY STANDARD DSP TARGETING APPROACH: AdTheorent’s ML Advantage

ADTHEORENT'S DIFFERENTIATED IMPRESSION SCORING APPROACH: CAMPAIGN GOAL

AdTheorent's Machine Learning platform looks at all available data to assign each impression a **predictive score** without the need for a cookie or user ID

01.

There is a user visiting the site.



02.

Will placing an ad on this impression lead to a successful outcome?


AD SERVER
ML PLATFORM
Predictive Score: 97
IF
Predictive Score ≥ 90
THEN
Serve ad
PUBLISHER
BROWSER NAME
AD POSITION
OPERATING SYSTEM
DEVICE NAME
PURCHASE PREDICTORS
NLP SIGNALS
TEMPERATURE
TIME
DECLARED GENDER
LAT/LONG
DEVICE CARRIER
HOUSEHOLD INCOME
LIFE EVENT
CREATIVE TYPE
PAGE URL
DECLARED AGE
LANGUAGE SETTINGS
CITY
IAB CATEGORY

200+ 1st PARTY DEVICE DATA POINTS, 1000+ CONSUMER DATA ATTRIBUTES and NLP DERIVED SIGNALS

Page 9 | AdTheorent's ML Advantage

ADTHEORENT'S DIFFERENTIATED IMPRESSIONS SCORING APPROACH: AUDIENCE QUALITY

AdTheorent's Predictive Platform is a differentiator in creating **ID-independent audiences that drive performance**

01.

Create your Ideal Audience from multiple data attributes within the ABi ™ Audience Builder

02.

AdTheorent's Audience Quality Algorithms score every impression based on the likelihood that the impression relates to a user in your defined target audience

03.

Within your target audience, **AdTheorent's KPI predictive scoring** determines the likelihood that placing an ad on an impression will lead to a successful campaign outcome


AD SERVER
IF
Passing audience quality score
THEN
IF
Low audience quality score
THEN
Pass
IF
Predictive Score ≥ 90
THEN
Serve Ad
IF
Predictive Score < 90
THEN
Pass

Page 10 | AdTheorent's ML Advantage

ADTHEORENT

ADTHEORENT OVERVIEW

A History of Organic Growth & Innovation

Corporate Achievements, Key Technology Milestones and Product Releases

2012

ADTHEORENT

Founded 2012 New York City

- AdTheorent Platform 1.0
- Real Time Data Machine (RTDM) Integrated to Bidding Platform
- CTR Models Introduced

2013

- **Series A Financing; Verizon Ventures**

2014

- VTR Models Introduced
- Achieved positive Adj. EBITDA

2015

- AdTheorent Platform 2.0

2016

H.I.G. GROWTH PARTNERS

Investment Supports Organic Growth Initiatives

- Fraud Models Introduced

2017

- Real Time Signals
- CEM
- AdTheorent Platform 3.0

2018

- **LAUNCH Brand Direct Sales**
- CPA Models Introduced
- 3P Discrepancy Models
- Advanced Predictive Creative
- Price Optimizer
- Look Alike Models

2019

- Device Graph Extension Automation
- Performance Optimizer
- POI Augmentation & Targeting
- AdTheorent Platform 3.5

2020

- **BETA LAUNCH Self-Service**
- **VERTICALIZATION Framework**
- Price + Performance Optimizer
- 1P Pixel & Attribution Models
- RTS In Models
- Look Alike Model Automation
- RTDM Model Inheritance

2021

ADTH Nasdaq Listed

ADTHEORENT \ Health

- Device Graph Extension Automation
- Performance Optimizer
- POI Augmentation & Targeting
- AdTheorent Platform 3.5

2022

A+PLUS CTV

- **Production Launch Self-Service**
- Expanded CTV capabilities & grew 46% YOY
- Bid Shading Optimizer
- HABi™ & AdTheorent Health Audiences
- NLP Keywords in CPA Models
- 1000+ impression-specific data objects in ML models
- Multi-goal optimizer | Enhancements to campaign performance across bid price & customer KPIs
- 1000+ impression-specific data objects in ML models
- US Patent | Data Learning & Analytics Apparatuses, Methods & Systems
- Inventory Marketplace to bundle digital inventory across campaigns

2023

- Product Catalog
- **ABi ™ Audience Builder & Predictive Audiences**
- Natural language processing, keyword analysis to enhance impression scoring
- Introduced Search and Social capabilities across YouTube, Google and Meta
- AdTheorent Platform 4.0

Page 11 | AdTheorent Overview

ADTHEORENT

AdTheorent uses award-winning, proprietary machine learning to organize, analyze and activate data to deliver real-world value for advertisers and marketers across the entire digital ecosystem. 2016-2023 North American Digital Advertising 2018-2022 A.I. Breakthrough Awards 2020 The Drum Digital Advertising Awards 2018-2023 Business Intelligence Group 2012, 2015, 2022, 2023 2022 AdExchanger Programmatic Power Player 2023 Neutronian Certified 12-time winner AdTheorent Overview Page 12 NEW! September 2023

AdTheorent is leading the industry into the post-ID era by giving advertisers unprecedented levels of targeting accuracy Privacy-Forward Programmatic Advertising DRIVING OUTCOMES WITHOUT SENSITIVE DATA: ML-based Predictive Advertising mitigates regulatory concerns by relying on statistical models - not sensitive data, advertising IDs or cookie-based retargeting.  AdTheorent does not use: Names Email Address Individualized Financial Information Employment Status Individualized Health Information Biometric Record AdTheorent Overview Page 13 CCPA, CPRA*, & GDPR Compliant DAA Compliant AMA Compliant FLA/ECOA Compliant LDA Compliant COPPA Compliant HIPAA Compliant NAI Certified *Additional state-by-state regulations, as adopted

Advanced Tech and ML solutions address waste and inefficiency challenges cited in ANA Programmatic Media Supply Chain Transparency Study[1]

Inventory Quality & Brand Safety	AdTheorent continuously analyzes inventory signals to improve quality by identifying & removing low performing publishers and MFA properties	Supply path optimization Natural language processing analyzes sentiment to avoid sensitive content
Viewability	Every campaign includes viewability models to ensure ads are seen	AdTheorent's viewability models drive a 47% higher viewability rate[2]
Transparency	AdTheorent leverages more signals when scoring media opportunities; beyond blind ID-based targeting	Superior cost transparency
Performance	AdTheorent's focus is ROAS, not click-bait	Each campaign leverages custom performance models
Anti-Fraud	Real-time anti-fraud infrastructure detects fraud before the impression is served on all campaigns across all devices Double Verify certified against CTV fraud	Double Verify pre-bid IVT filtering & post-bid monitoring IAB bots & spiders block list

ANA

The ANA report highlights programmatic advertising inefficiencies around which AdTheorent has built valuable machine learning tools, delivering for advertisers the true benefit from open web programmatic advertising

PARTNERS & CERTIFICATIONS

JOUNCE MEDIA

tag CERTIFIED AGAINST FRAUD

100% Ads.txt verified (IAB)

MOAT

IAS Integral Ad Science

DV DoubleVerify

Page 14 | AdTheorent Overview

[1]https://blog.adtheorent.com/anastudy [2]*AdTheorent First Party Data*

ADTHEORENT

ADTHEORENT TECHNOLOGY PLATFORM

ADTHEORENT PLATFORM

AdTheorent's end-to-end platform does the work of multiple companies, seamlessly integrating into customer tech stacks to **drive campaign performance** and **operational efficiency**

Campaign Management	Planning & Forecasting	Targeting Suite	Creative Library	Cost Capture & Reporting	Full Funnel	ABi™ Audience Builder	HABi™ Audience Builder
Bidding	20+ Supply Partners	Normalize Inventory	Normalize Devices	Normalize Geo Data	Normalize Content	Fraud Brand Safety	
Augmentation	Point of Interest Capability	Weather / Pollen	NLP: Keyword, Topics, Sentiment	Consumer Data	Real-Time Signals		
Advanced AI & ML Capabilities	Predictive Modeling	Reach & Frequency	Viewability/Brand Safety/ Fraud/Discrepancy Models	Price / KPI Optimizers	Retargeting Models	Keyword Models	Dynamic Creative Optimization
Data Management	Real-Time Data Stream	ML Data Pipeline	Data & Analytics	Audience Marketplace	Inventory Marketplace	Visitation Modeling	Household Graph

Page 15 | AdTheorent Technology Platform ADTHEORENT

ADTHEORENT'S VERTICALIZED PREDICTIVE SOLUTIONS DRIVE SUPERIOR OUTCOMES

AdTheorent's tech-stack facilitates the development of custom, machine learning solutions that drive vertical-specific outcomes

AdTheorent Health
- Prescription fill
- New patient registration
- Prescription card download
- HCP reach & engagement

Casual Dining & QSR
- Online & In-store sale
- Restaurant visitation
- Coupon download

Travel & Hospitality
- Site visitation
- Booking
- Incremental sale

Commerce
- Form fill or sign up
- Purchase
- Store Locator

Auto
- Vehicle sales lift
- Dealer visit
- Dealer locator engagement
- Vehicle build & price

CPG
- Online purchase
- Add to cart
- Visitation to partner retailer

Education
- Form Fill
- Virtual Tour
- Campus visit
- Download more info

Real Estate
- Call an Agent
- Application complete
- Calculate your mortgage

Retail
- Incremental sale
- Location visitation
- Online order
- Store locator

Finance / Insurance
- Drive higher lifetime value
- New customer acquisition
- Completed application

Government
- Learn More
- Form Fill or sign up
- Resource Download

Telecom
- Location Finder
- View Plans
- Learn More

Page 16 | AdTheorent Technology Platform

ADTHEORENT

GO-TO-MARKET

CUSTOMER PERSONAS & NEEDS

AdTheorent's wide-ranging solutions appeal to a broad range of customers

Agency Hold-Co Media Teams
\ Targeting Capabilities
\ First-To-Market Opportunities
\ Measurement & Reporting
\ CTV
\ Creative
\ Where they can add value

Health Agencies
\ Patient & HCP Capabilities
\ Audiences & Targeting
\ Scale
\ Privacy (HIPAA, NAI)
\ Measurement

Self-Service Decision Makers
\ Platform Costs & Efficiency
\ Capabilities & Ease of Use
\ Optimizations
\ Reporting
\ Inventory & Targeting

Performance Marketers
\ CPA Capabilities
\ Attribution & Measurement
\ Account Services

Multicultural Teams
\ Targeting\Audiences
\ Supplier Diversity
\ Inventory
\ Privacy

Tier 2 Agencies
\ White-Label Solutions
\ Rev-Share Opportunities
\ Live Addressable TV
\ Creative Support

Health Brands
\ Service and Support
\ Product Capabilities
\ Audience Customization
\ Look for Health Expertise
\ Privacy + Precision

Brand Direct
\ Privacy
\ Verticalized Solutions
\ Creative
\ Cross-Channel Activation
\ Service and Support

Data & Audience Teams
\ ID-Less Audience Creation
\ Data Sources
\ Recency
\ Privacy

Channel Sales
\ Revenue Opportunities
\ Services
\ Audience Creation
\ Margin Maximization

Page 17 | Go-to-Market
ADTHEORENT

BRANDS WE WORK WITH* Go-to-Market Page 18 *Partial list of customers- last 12 months

Click-Through Rate Cost Per Click CASE STUDY: AdTheorent Outperforms Major DSP in Controlled Test Commissioned by Agency Holding Company Campaign Objective: A food & beverage brand aiming to generate awareness of their summer product line worked with AdTheorent to test AdTheorent’s targeting performance against a competitor DSP. AdTheorent‘s Solution: AdTheorent developed custom machine learning models to reach consumers with the highest likelihood of engaging. AdTheorent ran the same 3rd party audiences as the DSP competitor while also testing custom AdTheorent Predictive Audiences. more efficient Cost Per Click (CPC) 51% 43% higher Click -Through Rate (CTR) In the head-to-head 3rd party audience test, AdTheorent outperformed the DSP competitor across CTR & CPC metrics AdTheorent Predictive Audiences outperformed the DSP competitor’s 3rd Party Audience targeting driving: Performance Highlights Go-to-Market Page 19

\ Managed Programmatic Allows customers to seamlessly transact in the way that best meets their needs \ Self-Service ONE ADTHEORENT Direct platform access to the most advanced ML-powered DSP Scaling quickly across verticals and client types since release in 2021 Platform & Management Fee applied as a % of spend, with custom ML models and other enhancements A full-service suite of solutions from pre-campaign planning to post-campaign reporting across the digital ecosystem One platform since 2012 with continued innovation Fixed-rate pricing inclusive of full end-to-end support Go-to-Market Page 20 Benefits of Flexible Combination Clients shift between service levels based on campaign complexity As clients shift between managed and self-service, campaign data remains actionable, and models are ready to deploy

AdTheorent’s growth strategy drives customer adoption and increased addressable market Self-Service Growth Platform access with increased self-service offerings to enhance customer campaign management Performance CTV CTV expansion and cross platform activation Verticalization and AdTheorent Health Dedicating resources to new verticals, launching AdTheorent Health and subsequent platforms and products International Expand beyond North America and expand addressable market Key Growth Drivers Page 21 Audience Building Tools and Strategic Data Partnerships Enables a new offering that resonates in market R&D Innovation Investment toward more powerful M/L and AI capabilities Strategic Partnerships Scaling into emerging and alternative business opportunities Managed Programmatic Demand White glove service and continued additions to the managed programmatic offering differentiate AdTheorent in market Key Growth Drivers

Programmatic Campaign Management Partnerships – Inventory + Data AdTheorent’s Managed Programmatic Offering addresses the myriad needs of customers frustrated by the lack of service from established platforms AdTheorent’s hands-on approach is a differentiator in market and delivers industry-leading service and performance Key Growth Drivers: Managed Programmatic Service Page 22 Through Managed Programmatic, AdTheorent becomes an extension of brand and agency teams Media Strategy and Campaign Planning Ad Ops & Trafficking Support Client Services MANAGED PROGRAMMATIC SUPPORT INFRASTRUCTURE Studio A\T + Creative Planning Cross-Platform Campaign Management Data Science as a Service Data and Analytics

AdTheorent’s Self-Service offering expands the total addressable market Key Growth Drivers: Self-Service Page 23 Built for media buyers who want to use the industry’s best programmatic brain on a self-service basis Intuitive workflows and tools leverage AdTheorent’s 10+ years executing successful campaigns ADVERTISER COUNT INCREASE Q2 TO Q3 57% 28% SEQUENTIAL REVENUE GROWTH Q2 TO Q3

Key Growth Drivers: Vertical Solutions Page 24 AdTheorent’s verticalized framework offers differentiated solutions across verticals to drive increased interest from brands and specialized agencies MODELING & OPTIMIZATIONS INVENTORY & NLP KPIs & OUTCOMES PREDICTIVE AUDIENCES DATA Custom models continually optimize and identify new targeting opportunities Contextually aligned inventory increases relevancy, NLP increases performance Predictive ML drives online and real-world performance across industry-specific outcomes Audience quality algorithms utilize unique data inputs to build ID-free, privacy-forward audiences Unique, verticalized data inputs, proprietary POI and household graph data Verticalized Solutions: AdTheorent Health Travel & Tourism Multi-Location Solutions: Dining & Retail Multicultural Initiatives Political Solutions

ML-based predictive advertising mitigates regulatory concerns and drives real-world outcomes by relying on statistical models and not cookies or IDs \ PROPRIETARY MACHINE LEARNING PLATFORM Access HABi™️ and AdTheorent Health’s proprietary solutions in the way that best meets the needs of your health campaign \ ADTHEORENT HEALTH SELF-SERVICE \ Access to the most comprehensive health dataset available in market, developed to seamlessly research, create and activate custom, ID-less health audiences SAY “HELLO” TO HABi™️ Key Growth Drivers: Vertical Solutions Page 25 AdTheorent’s expertise in building solutions for highly regulated verticals drives growth \ AdTheorent Health aggregates health data directly, eliminating the need for 3rd party Date Warehouse providers to build custom, audiences in minutes, not months HEALTH DATA and ADTHEORENT HEALTH AUDIENCES

$10.2B mobile ad spend AdTheorent Health empowers partners with strategic solutions to stay ahead of the rapidly growing healthcare industry $4.5B 22% 2023 HEALTHCARE INDUSTRY DIGITAL AD SPEND FORECAST: video ad spend increase in ad spend year-over-year $17.8B 12.3% digital ad spend increase in ad spend year-over-year $7.6B desktop ad spend 64% Research prescription drug information CONSUMER HEALTHCARE ACTIVITIES CONDUCTED ON DIGITAL DEVICES: 32% of Millennials research online to discover and discuss new treatments with their doctors Key Growth Drivers: Vertical Solutions Page 26 Sources: eMarketer 2022 & 2023

AdTheorent is positioned to capture an outsized share of the **CTV** opportunity

WHY CUSTOMERS CHOOSE ADTHEORENT FOR CTV

+ Privacy
Data science and machine learning used for ad impression analysis and targeting, not to build user profiles or ID-based targeting segments that rely on sensitive or individualized data

+ Performance
CTV models drive towards business outcomes instead of simply delivering video views or completes

+ Attribution
AdTheorent's attribution solution ties viewership on CTV devices to outcomes on mobile and desktop devices

+ Creative
A talented in-house design team that deploys innovative creative executions across CTV

+ Omni-Channel Activation
CTV is part of an omni-channel campaign, and can be used as an upper funnel or lower funnel driver

A DIFFERENTIATED CTV SOLUTION CREATES EXPANDED REVENUE OPPORTUNITES

\ Full-funnel campaign budgets
\ Linear TV revenue shifting to digital channels
\ Digital clients interested in expanding to a growing format

U.S. CTV Advertising Spending

($ in Billions)



CAGR: 18%
$ 17.3B
$ 20.7B
$ 25.1B
$ 29.3B
$ 33.1B
2021A
2022A
2023E
2024E
2025E

Source: eMarketer, March 2023. Note: digital advertising that appears on CTV devices; includes display ads that appear on home screens and in-stream video ads that appear on CTV's from platforms like Hulu, Roku, and YouTube; excludes network-sold inventory from traditional linear TV and addressable TV advertising

Page 27 | Key Growth Drivers: Performance CTV

ADTHEORENT

ABi™️ Audience Builder ABi-built audience quality algorithms offer a ground-breaking, higher-performing and higher-margin method to target programmatic audiences ABi facilitates the creation of audiences using multiple data attributes: Primary-sourced and fully transparent data used to build ID-independent and future-proof audiences without the need to purchase 3rd party audiences Differentiated way to utilize data attributes and proprietary data sources Key Growth Drivers: Audience Building Solutions Page 28

History of Profitable Growth Historical Financial Profile Third Quarter Financial Summary Capital Structure

History of Profitable Growth Page 30 Strong historical revenue growth profile 28.6% 12.7% 0.5% 0.4% ($ in millions) 36.6% Track record of growth – revenue has doubled since 2017 Positive momentum in Self-Service growth Notable growth in CTV and Health vertical ACTIVE CUSTOMERS 342 15% REVENUE CAGR TO $166M SINCE 2017 5% CTV YTD GROWTH THROUGH Q3 2023 +172% Self-Service CTV Growth Q2 to Q3 SELF-SERVICE YTD GROWTH THROUGH Q3 2023 938% YoY growth ADJUSTED GROSS PROFIT PER EMPLOYEE LTM THROUGH Q3 2023 $360K ADTH HEALTH AS % OF REVENUE YTD THROUGH Q3 2023 31%

History of Profitable Growth Page 31 Profitable business model with operating leverage 1 Adjusted EBITDA margin calculated as % of AGP 63% 65% 65% 66% margin 66% ($ in millions) 30% 35% 32% 20% margin1 39% ($ in millions) Adjusted Gross Profit Margin consistently around 65% of revenue 2022 margins remain strong despite investment in go-to-market and products to drive future growth and increased public company costs Profitability has remained positive amidst changing market conditions 61% 28% Note: Adjusted Gross Profit and Adjusted EBITDA are non-GAAP financial measures. A reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure is available in the appendix.

($ in millions) Q3 growth of ~9% was first YOY growth since mid 2022 Impacted by macro environment starting Q3 2022 Revenue 8.8% YOY GROWTH $40.9M REVENUE 64.5% ADJ. GROSS PROFIT MARGIN $26.4M ADJ. GROSS PROFIT Adj. Gross Profit 17.9% ADJ. EBITDA MARGIN1 $4.7M ADJ. EBITDA Adj. EBITDA $74.3M CASH AND CASH EQUIVALENTS $1.2M FREE CASH FLOW Cash Profile History of Profitable Growth Page 32 Third Quarter Financial Summary – return to growth 1 Adjusted EBITDA margin calculated as % of AGP Note: Adjusted Gross Profit and Adjusted EBITDA are non-GAAP financial measures. A reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure is available in the appendix.

Q3 2023 OUTLOOK Q2 2023 RESULTS Q4 2023 OUTLOOK FY 2023 OUTLOOK Revenue $39 – $42M  (8% Growth2) $40.9M (9% Growth) $55 – $57M (8% Growth2) Growth Adjusted Gross Profit $26.4M ~$107M2 Adj. Gross Profit Margin 64% 64.5% at least 64% 64-65% Adjusted EBITDA $3 - $4.5M  $4.7M $10 - $11.5M ~$19M2 Adjusted EBITDA Margin1   17.9% 16-19% History of Profitable Growth Page 33 Q3 2023 financial results met our expectations 1 Adjusted EBITDA margin calculated as % of AGP 2 Growth rates calculated versus the midpoint of the guidance range Q3 2023 RESULTS Note: Adjusted Gross Profit and Adjusted EBITDA are non-GAAP financial measures. A reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure is available in the appendix.

Capital structure provides flexibility to invest and resiliency to macroeconomic conditions History of Profitable Growth Page 34 CASH FLOW ~50% conversion of Adj EBTIDA to FCF annually $74.3 M in Cash and Cash Equivalents $0 DEBT REVOLVER Access to $40M through Credit Facility

APPENDIX

Non-GAAP MEASURES The Company uses financial measures that are not calculated in accordance with GAAP including Adjusted EBITDA and Adjusted Gross Profit. The Company's management believes that this information can assist investors in evaluating the Company's operational trends, financial performance, and cash generating capacity and make strategic decisions. Management believes these non-GAAP measures allow investors to evaluate the Company’s financial performance using some of the same measures as management.   Because of the limitations associated with these non-GAAP financial measures, “Adjusted Gross Profit,” “EBITDA,” “Adjusted EBITDA,” “Adjusted Gross Profit as a percentage of Revenue” and “Adjusted EBITDA as a percent of Adjusted Gross Profit” should not be considered in isolation or as a substitute for performance measures calculated in accordance with GAAP. The Company compensates for these limitations by relying primarily on its GAAP results and using non-GAAP measures on a supplemental basis. You should review the reconciliation of the non-GAAP financial measures below and not rely on any single financial measure to evaluate AdTheorent's business. Adjusted Gross Profit is a non-GAAP profitability measure. Adjusted Gross Profit is a non-GAAP financial measure of campaign profitability, monitored by management and the Board, used to evaluate our operating performance and trends, develop short- and long-term operational plans, and make strategic decisions regarding the allocation of capital. We believe this measure provides a useful period to period comparison of campaign profitability and is useful information to investors and the market in understanding and evaluating our operating results in the same manner as our management and Board. Gross profit is the most comparable GAAP measurement, which is calculated as revenue less platform operations costs. In calculating Adjusted Gross Profit, we add back other platform operations costs, which consist of amortization expense related to capitalized software, depreciation expense, allocated costs of personnel which set up and monitor campaign performance, and platform hosting, license, and maintenance costs, to gross profit. EBITDA is a non-GAAP financial measure defined by us as net income, before interest (income) expense, net; depreciation, amortization; and income tax benefit. Adjusted EBITDA is defined as EBITDA before equity-based compensation expense, transaction costs related to the Business Combination, non-core operations, and other non-recurring items. Collectively these non-GAAP financial measures are key profitability measures used by our management and Board to understand and evaluate our operating performance and trends, develop short-and long-term operational plans, measure performance goals in employee equity incentive awards, and make strategic decisions regarding the allocation of capital. We believe that these measures can provide useful period-to-period comparisons of campaign profitability. Accordingly, we believe that these measures provide useful information to investors and the market in understanding and evaluating our operating results in the same manner as our management and the Board.

RECONCILIATION NET INCOME TO ADJUSTED EBITDA

	2017	2018	2019	2020	2021	2022
Net Income	$ 620	$ 376	$ 5,487	$ 6,695	$ 25,419	$ 28,788
Interest expense (income), net	4,874	5,419	4,145	3,285	2,404	(263)
Tax (benefit) provision	(7,737)	(1,319)	2,029	2,780	3,360	988
Depreciation and amortization	9,696	10,674	9,365	8,134	8,493	8,023
EBITDA	$ 7,453	$ 15,150	$ 21,026	$ 20,894	$ 39,676	$ 37,536
Equity-based compensation	208	490	776	657	5,823	11,188
Seller's Earn-Out equity-based compensation	—	—	—	—	55	1,364
Transaction costs	366	301	3,200	1,412	15,603	(131)
Gain on change in fair value of Seller's Earn-Out	—	—	—	—	(23,399)	(17,308)
Gain on change in fair value of warrants	—	—	—	—	(6,783)	(9,868)
Gain on deconsolidation of SymetryML	—	—	—	—	—	(1,939)
Loss on change in fair value of SAFE Notes	—	—	—	—	—	788
Loss on fair value of investment in SymetryML Holdings	—	—	—	—	—	72
Separation expense related to headcount reductions	1,248	(6)	—	—	—	270
Management fees	1,023	1,027	898	872	5,607	—
Lease termination fee	—	—	—	—	4,243	—
Non-core operations	3,934	2,990	1,208	1,047	2,155	351
Other adjustments	153	306	—	—	—	—
Adjusted EBITDA	$ 14,385	$ 20,258	$ 27,108	$ 24,882	$ 42,980	$ 22,323

NOTE: EBITDA is a non-GAAP financial measure defined by us as net income, before interest (income) expense, net; depreciation, amortization; and income tax benefit. Adjusted EBITDA is defined as EBITDA before equity-based compensation expense, transaction costs related to the Business Combination, non-core operations, and other non-recurring items. We have provided above a reconciliation of this non-GAAP financial measure to the most directly comparable financial measure calculated and presented in accordance with GAAP.

ADJUSTED EBITDA AS A PERCENTAGE OF ADJUSTED GROSS PROFIT AND ADJUSTED GROSS PROFIT AS A PERCENTAGE OF REVENUE 2017 2018 2019 2020 2021 2022 Gross Profit $ 38,539 $ 52,385 $ 60,715 $ 61,557 $ 87,595 $ 82,638 Net income $ 620 $ 376 $ 5,487 $ 6,695 $ 25,419 $ 28,788 Net income as a percentage of Gross Profit 1.6% 0.7% 9.0% 10.9% 29.0% 34.8% Adjusted Gross Profit $ 50,727 $ 67,047 $ 77,711 $ 79,032 $ 109,343 $ 109,820 Adjusted EBITDA $ 14,385 $ 20,258 $ 27,108 $ 24,882 $ 42,980 $ 22,323 Adjusted EBITDA as a percentage of Adjusted Gross Profit 28.4% 30.2% 34.9% 31.5% 39.3% 20.3% Gross Profit $ 38,539 $ 52,385 $ 60,715 $ 61,557 $ 87,595 $ 82,638 Revenue $ 83,093 $ 106,877 $ 120,406 $ 121,015 $ 165,365 $ 166,082 Gross Profit as a percentage of Revenue 46.4% 49.0% 50.4% 50.9% 53.0% 49.8% Revenue $ 83,093 $ 106,877 $ 120,406 $ 121,015 $ 165,365 $ 166,082 Adjusted Gross Profit $ 50,727 $ 67,047 $ 77,711 $ 79,032 $ 109,343 $ 109,820 Adjusted Gross Profit as a percentage of Revenue 61.0% 62.7% 64.5% 65.3% 66.1% 66.1%

Reconciliation gross profit to adjusted gross profit 2017 2018 2019 2020 2021 2022 Revenue $ 83,093 $ 106,877 $ 120,406 $ 121,015 $ 165,365 $ 166,082 Less: Platform operations 44,554 54,492 59,691 59,458 77,770 83,444 Gross Profit 38,539 52,385 60,715 61,557 87,595 82,638 Add back: Other platform operations 12,188 14,662 16,996 17,475 21,748 27,182 Adjusted Gross Profit $ 50,727 $ 67,047 $ 77,711 $ 79,032 $ 109,343 $ 109,820 NOTE: Adjusted Gross Profit is a non-GAAP profitability measure. Adjusted Gross Profit is a non-GAAP financial measure of campaign profitability, monitored by management and the Board, used to evaluate our operating performance and trends, develop short- and long-term operational plans, and make strategic decisions regarding the allocation of capital. We have provided above a reconciliation of this non-GAAP financial measure to the most directly comparable financial measure calculated and presented in accordance with GAAP.

RECONCILIATION NET INCOME TO ADJUSTED EBITDA

	Three Months Ended,						
	March 31, 2022	June 30, 2022	September 30, 2022	December 30, 2022	March 31, 2023	June 30, 2023	September 30, 2023
Net (loss) income	$ (42,290)	$ 57,777	$ 5,725	$ 7,576	$ (5,223)	$ 8,082	$ (4,194)
Interest expense (income), net	109	47	(97)	(322)	(619)	(424)	(707)
Tax (benefit) provision	(1,025)	(610)	1,095	1,528	2,350	(7,666)	6,254
Depreciation and amortization	2,088	1,954	1,973	2,008	2,108	2,194	2,317
EBITDA	$ (41,118)	$ 59,168	$ 8,696	$ 10,790	$ (1,384)	$ 2,186	$ 3,670
Equity-based compensation	1,988	3,856	2,783	2,561	1,480	1,860	2,584
Seller's Earn-Out equity-based compensation	492	499	373	—	—	—	—
Transaction costs	140	(271)	—	—	166	—	—
Loss (gain) on change in fair value of Seller's Earn-Out	24,656	(37,419)	(2,901)	(1,644)	(233)	(292)	(225)
Loss (gain) on change in fair value of warrants	15,936	(18,523)	(5,674)	(1,607)	269	(415)	(1,290)
Gain on deconsolidation of SymetryML	(1,939)	—	—	—	—	—	—
Loss on change in fair value of SAFE Notes	788	—	—	—	—	—	—
Loss (gain) on fair value of investment in SymetryML Holdings	—	10	39	23	168	(10)	(5)
Separation expense related to headcount reductions	—	—	270	—	—	—	—
Non-core operations	351	—	—	—	—	—	—
Adjusted EBITDA	$ 1,294	$ 7,320	$ 3,586	$ 10,123	$ 466	$ 3,329	$ 4,734

NOTE: EBITDA is a non-GAAP financial measure defined by us as net income, before interest (income) expense, net; depreciation, amortization; and income tax benefit. Adjusted EBITDA is defined as EBITDA before equity-based compensation expense, transaction costs related to the Business Combination, non-core operations, and other non-recurring items. We have provided above a reconciliation of this non-GAAP financial measure to the most directly comparable financial measure calculated and presented in accordance with GAAP.

Reconciliation gross profit to adjusted gross profit Three Months Ended, Three Months Ended, March 31, June 30, September 30, December 30, March 31, June 30, September 30, 2022 2022 2022 2022 2023 2023 2023 Revenue $ 34,241 $ 42,476 $ 37,584 $ 51,781 $ 32,674 $ 37,587 $ 40,890 Less: Platform operations 17,772 20,854 19,581 25,237 18,387 20,735 22,019 Gross Profit 16,469 21,622 18,003 26,544 14,287 16,852 18,871 Add back: Other platform operations 6,516 6,724 6,739 7,203 6,610 7,190 7,519 Adjusted Gross Profit $ 22,985 $ 28,346 $ 24,742 $ 33,747 $ 20,897 $ 24,042 $ 26,390 NOTE: Adjusted Gross Profit is a non-GAAP profitability measure. Adjusted Gross Profit is a non-GAAP financial measure of campaign profitability, monitored by management and the Board, used to evaluate our operating performance and trends, develop short- and long-term operational plans, and make strategic decisions regarding the allocation of capital. We have provided above a reconciliation of this non-GAAP financial measure to the most directly comparable financial measure calculated and presented in accordance with GAAP.

ADJUSTED EBITDA AS A PERCENTAGE OF ADJUSTED GROSS PROFIT AND ADJUSTED GROSS PROFIT AS A PERCENTAGE OF REVENUE Three Months Ended, Three Months Ended, March 31, June 30, September 30, December 30, March 31, June 30, September 30, 2022 2022 2022 2022 2023 2023 2023 Gross Profit $ 16,469 $ 21,622 $ 18,003 $ 26,544 $ 14,287 $ 16,852 $ 18,871 Net (loss) income $ (42,290) $ 57,777 $ 5,725 $ 7,576 $ (5,223) $ 8,082 $ (4,194) Net (loss) income as a percentage of Gross Profit -256.8% 267.2% 31.8% 28.5% -36.6% 48.0% -22.2% Adjusted Gross Profit $ 22,985 $ 28,346 $ 24,742 $ 33,747 $ 20,897 $ 24,042 $ 26,390 Adjusted EBITDA $ 1,294 $ 7,320 $ 3,586 $ 10,123 $ 466 $ 3,329 $ 4,734 Adjusted EBITDA as a percentage of Adjusted Gross Profit 5.6% 25.8% 14.5% 30.0% 2.2% 13.8% 17.9% Gross Profit $ 16,469 $ 21,622 $ 18,003 $ 26,544 $ 14,287 $ 16,852 $ 18,871 Revenue $ 34,241 $ 42,476 $ 37,584 $ 51,781 $ 32,674 $ 37,587 $ 40,890 Gross Profit as a percentage of Revenue 48.1% 50.9% 47.9% 51.3% 43.7% 44.8% 46.2% Revenue $ 34,241 $ 42,476 $ 37,584 $ 51,781 $ 32,674 $ 37,587 $ 40,890 Adjusted Gross Profit $ 22,985 $ 28,346 $ 24,742 $ 33,747 $ 20,897 $ 24,042 $ 26,390 Adjusted Gross Profit as a percentage of Revenue 67.1% 66.7% 65.8% 65.2% 64.0% 64.0% 64.5%